Exhibit 10.5

Service Quality Agreement

(Version v 1.1)

1.	General Provisions

1.1	This Service Quality Agreement (hereinafter referred to as the “This Agreement”) constitutes a valid part of the Cross-border Logistics Service Framework Agreement / Cross-border Logistics Service Agency Framework Agreement (the Framework Agreement) and applies to the Framework Agreement; unless otherwise agreed, if this Agreement is inconsistent with the Framework Agreement, this Agreement shall prevail. Unless otherwise specified, the language in this Agreement shall have the same meaning as it has in the Framework Agreement.

1.2	Both parties confirm that this Agreement shall come into force on [ ] [ ], [2023] (the contents specially agreed herein shall be executed in accordance with the execution time specially agreed by both parties). If party b before signing this agreement did not sign any framework agreement (including this agreement) service content related agreement but has actually provide framework association, discuss (including this agreement) service content, this agreement from the actual framework, agreement (including this agreement) service content, party b signed this agreement, on behalf of party b agree to this agreement has actually provide framework agreement (including this agreement) during the service content.

1.3	All parties agree, Party A shall have the right to formulate or update the services provided by Party B from time to time, including relevant rules, standards, procedures (including but not limited to service standards, main performance indicators, prescription requirements, etc.) (hereinafter referred to as “Party A Rules”), Party B knows and agrees to comply with Party A’s rules is the basis and foundation of cooperation with Party A, If ever adjusted, Party A shall notify Party B in the manner agreed in the framework agreement, If Party B has any objection, It shall give written feedback to Party A within 12 hours after the notice is delivered to Party B (whichever is earlier); Party B fails to raise a written objection to Party A during the aforementioned period or raises a written objection within the aforementioned time, However, if Party B continues to provide services to Party A, It shall be deemed that Party B agrees to accept Party A’s adjusted rules after Party A, The effective time of the rules shall be subject to the effective time specified in Party A’s notice.

1.4	During the term of this Agreement, if the parties sign a new Service Quality Agreement for the special line logistics service, the provisions of the new Service Quality Agreement shall prevail.

1.5	Both parties agree that the relevant data, breach of contract identification and performance assessment conclusions involved in this Agreement shall be subject to party A’s system data and party A’s judgment conclusions.

2.	Fee settlement

2.1	Billing weight:

(1)	Both parties confirm that the volume coefficient and no-bubble coefficient shall be subject to the agreement in the Quotation Form concluded by both parties.

(2)	Volume weight (kg) [length (cm) * width (cm) * height (cm) / volume coefficient] divided by the real weight (kg) is less than or equal to the no-bubble coefficient, the real weight is charged, and the weight greater than the no-bubble coefficient is charged by the volume weight.

(3)	The actual weight shall be subject to the weight pushed by Party A to Party B. If Party B finds the weight difference, it shall report the weight difference to Party A within 24 hours after receiving the goods, and the weight difference shall be 5g (300g) or 1. Within 5% (> 300g), both parties confirm that if the lower weight is not ± 5g (300g) or 1.5% (> 300g), both parties shall follow the following rules: (a) without the measurement of Party A’s equipment, the actual weight of Party A and Party B’s weight shall prevail; (b) after the measurement of the lower weight measured by Party B and Party A’s equipment.

(4)	From May 23, 2023 (including the day), for any package that party B needs to calculate the ultra-long over-volume cost, Party B shall report the weight difference to Party A within 24 hours of the time of receiving the goods and be reviewed by Party A, and shall be measured and verified by Party A’s equipment, otherwise the ultra-long super- over-volume fee shall not be calculated. Under the conditions specified in this article, the specific rules for the calculation of ultra- long over-volume charges are as follows:

(A)	The weight difference between the real weight pushed by Party A to Party B and the weight charged by Party B

At ± 5g (300g) or 1. Within 5% (> 300g), under this Agreement

2.1 (3) The agreement shall be examined and confirmed by Party A and shall be charged according to Party A’s weight The sum of the extra-length overvolume charges corresponding to the “length, width and height” charged by Party B A (A= extra-length surcharge A ’+ extra-volume surcharge A “) and the sum of the extra-length extra-volume charges corresponding to the” length, width and height “ measured by Party A’s equipment B (B= ultra- length surcharge B’+ super-volume surcharge B “) The corresponding” length, width, height ” to calculate the ultra-length and ultra-volume charge. If approved and confirmed by Party A according to 2.1 (3) of this Agreement, it shall be charged according to the charging weight of Party B, and the extra length and extra volume fee shall be calculated as the “length, width and height” charged by Party B.

(b) The weight difference between the real weight pushed by Party A to Party B and Party B is ± 5g (300g) or 1.5 g% (> 300g), after the equipment measurement of Party A, according to the agreement of 2.1 (3) of this Agreement, the final audit result of Party B or the charging weight measured by Party A’s equipment, and the super volume cost is calculated with the corresponding “length, width and height”.

(5)	Clothing includes ordinary clothes, hats, socks and other soft packaging / bag packaging goods are not bubble, but do not include the following conditions: carton packaging products (including inner and outer packaging); pillows, dolls and other bubble products

(6)	Party A’s No.1 express bag (3 7cm * 28cm) and No.7 express bag

(24cm * 17cm) by default.

(7)	Any package of goods to be soaked shall be measured and verified by Party A’s equipment. Whether the final packing of the goods package shall be subject to the result confirmed by Party A.

2.2	Effective node of billing rules: “receiving” and “logistics provider warehousing” is the effective time point of billing rules. If both nodes are absent, the time of the first track node after “shipped” will be selected.

2.3	Payment nodes: “sign”, “to pick up”, “ return received by the warehouse (no quality inspection) “taste” Trial delivery “,” Delivery failure-no service provider reason “,” Package to be forwarded by the warehouse ”.

2.4	Service price: The cooperation price between both parties shall be agreed in the Quotation Form (the quotation concluded by both parties through the online logistics portal from time to time), and the effective time node of the quotation shall be subject to the effective node of the billing rules agreed in 2.2.

2.5	The parties agree that the limitation of the Services is essential to the realization of the Framework Agreement and the purpose of this Agreement. This Agreement is only signed to ensure that Party A realizes the timeliness and quality of the services, and the services fees paid by Party A to Party B in accordance with the Agreement shall include and represent all the rights and interests of Party B under this Agreement. Party A shall not need to pay any additional fees to Party B for any obligations undertaken by Party B under this Agreement.

2.6	special agreement, since April 1,2023 (including the day), if any logistics track node party b break more 7 and above (if the logistics track node is not true as party b break more), as, lost, party b shall, in accordance with the relevant agreement of the framework agreement to pay liquidated damages, damages, liability, not enough to make up for the loss of party a, party a related party and other relevant parties, party b shall continue to compensate the insufficient part.

3.	Main performance indicators

Assessment items	Assessment item explanation	target value	Party B’s default deduction standard
Node return integrity

Party B shall return it through the system as required by Party A Pass the track node, and contains the complete link

Track node:

1. For non-domestic refunds and customs orders Single, meet the integrity should have 8 nodes Record: warehousing, warehousing, delivery, flight from Flight, flight arrival, customs clearance completed, end dispatch Delivery provider to extract, deliver, or try to deliver the record (Including receipt, self- pickup, failure of delivery for non-service reasons, attempt delivery);

2. Abnormal order: in case of any abnormal situation Reflected in the trajectory:

(1) domestic customs buckle Parts: warehousing, warehousing, delivery, domestic customs fastening;

(2) Domestic return parts: warehousing, warehousing and delivery Shipping, domestic refund- service provider reason / domestic refund Part-non-service provider reasons;

(3) Overseas customs clearance fasteners: storage and exit Warehouse, traffic flight, flight departure, flight arrival, Overseas customs clearance fastener.

Where the goods before the terminal delivery Node, Party B must provide the complete. Node return completeness calculation formula: the end of the month Number of orders of the whole node track / goods delivered by Party A in that month Total orders of * 100% Assessment period: Party A’s assessment on the last day of each month All logistics orders delivered by Party A last month occupy.

		≥97%	2. Party A has the right to require Party B to compensate Party A for each missing node RMB 2 yuan.

The authenticity of the data return	Party B shall guarantee the logistics track transmitted to Party A The authenticity of the node. Assessment period: Party A’s assessment on the last day of each month All logistics orders delivered by Party A last month occupy.	100%	Party A has the right to handle the logistics fee of false orders No settlement, and Party A has the right to request Party B Party A shall compensate RMB 1,000 for each direction first.

Data is sent back in real time

Party B shall guarantee all aspects of logistics at home and abroad The trajectory is updated and pushed within 24 hours after the occurrence Send it to Party A’s system. [Note: From June 1,2023 (inclusive On the same day), on the logistics link in the “receipt” Event, Party B shall ensure that after its occurrence of 10 Update the corresponding track within hours and push it to Party A system] Data return real-time calculation formula: the current month Number of orders required for the update date / Party A of the current month Number of all orders shipped * 100% Assessment period: the last day of the month, Party A examination Check all logistics orders delivered by Party A last month occupy.

		≥95%	2. Party A has the right to require Party B to return the monthly node to Party A for each delay Compensation is RMB 2 yuan.

System stability and the system Problem repair speed	Including, but not limited to, API issues, system errors And so on, resulting in the operation failure. Party B shall be at 48 Repair within hours.	≤48h	The maintenance time is more than 48 hours, and Party A has it Request Party B to pay liquidated damages 5000 each time first If the server shutdown and maintenance is involved, Party B shall Notify Party A within 3 working days in advance.

Data security and confidentiality	Party B shall perform the data security and obligations under the Framework Agreement, and prohibit the disclosure of all data including but not limited to user personal information, product information and other data.	/	If Party B violates the case, Party A has the right not to settle the settlement, calculate the logistics fee, deduct all the deposit, with Party B shall be required to pay 30% of a) RMB 5 million, or b) of the logistics fee under the framework agreement, and the higher one shall bear the liquidated damages separately, and shall have the right to remove the box immediately Arguments agreement.

Domestic collection of timeliness	The time limit from Party A to Party B’s warehouse shall not exceed 24 hours. Domestic collection timeliness calculation formula: the month 24 Number of orders stored within one hour / issued by Party A in that month All orders of the goods * 100% Assessment period: Party A evaluates on the last day of each month All logistics orders delivered by Party A last month occupy.	≥95%	Monthly overall substandard, Impact points into the single weight.

Effective tracking rate	Calculation formula of effective tracking rate: (number of qualified orders + number of orders with recorded attempts) / number of all orders delivered by Party A in that month * 100%	≥97%	2. Party A has the right to require Party B to submit all orders recorded without proper delivery or attempt to Party A The Party A shall compensate for RMB 5 yuan.

Assessment period: Party A shall assess on the last day of each month, and all logistics order data delivered by Party A in the last month

Timely delivery rate

Party B shall meet the time limit stipulated by Party A (see Association Article 4 “LimRequirements) throw.

Calculation formula of timely delivery rate: within the monthly prescription period Number of orders required / number of orders required in the current month *100% Assessment period: Party A evaluates on the last day of each month All logistics orders delivered by Party A last month occupy.

The number of orders placed within the monthly prescription: that is, assessment

Italy: ≥90% [Note: since In 2023, 6 From October 1st (Include when Day), meaning Good time Service rate Variation of standard value For: oneself 95%]

1. The monthly overall time limit reaches the standard, which is not deducted compensate; 2. The monthly overall time limit is not to the standard, all not Orders that meet the requirements of the limitation of limitations shall be submitted properly submitted

Compensation for overdue days, a follows:

(1) 01. Party A shall have the right of Party B to require Party B to compensate Party A at 10% of the logistics cost of each order;

(2) 2. Party A shall have the right to require Party B to compensate Party A at 15% of the logistics cost of each order;

(3) 2 <the actual proper delivery time limit-the assessment time limit

All orders signed within the limitation requirements of the period (Excluding orders for domestic returns and customs inspection) Number of orders required in the current month: that is, issued by Party A in the current month Number of orders-domestic return-number of orders for customs inspection	The Netherlands: as measured at 90%

3. Party A has the right to require Party B to compensate Party A at 20% of the logistics cost of each order;

(4) 5. Party A shall have the right to require Party B to compensate Party A at 25% of the logistics cost of each order;

(5) 5 <the actual time limit-assessment Effectiveness, Party A has the right to require Party B to compensate Party A at 35% of the logistics cost of each order.

Polan d:> 90%

Other countries family: ≥95%

Note: When the monthly overall time limit is not up to the standard, so There are orders that do not meet the requirements of the prescription, the needle Goods are damaged, lost, etc For all orders, except the box Shack Agreement and other defaults agreed herein.

In addition to the liability, Party A has the right to require Party B to comply with the liability Article (5) mentioned above under this assessment item provides Compensation, that is, Party B shall pay 35% of the logistics fee per order.

Guarantee of major accidents	When Party B provides services to Party A, it shall guarantee Party A Safety of the goods of party A and Party A’s customers, including but Not limited to traffic accidents, aviation accidents to And fire control safety, etc., to be responsible for party A’s goods safety duty.	/	Damage to goods caused by major accidents or Lost, if party B refers to Party A for the relevant goods Party A shall have the right not to support the services provided by Party A Pay any logistics fee, and require Party B to press party A The value of the goods declared by Party A shall be paid to Party A Compensation, and the return of the corresponding goods to Party A Flow fee.

Customer service assessment	Consultation and check of Party A and Party A’s customers For inquiry and complaint, Party B shall be in the period requested by Party A Give a clear reply within the limit.	≤48h	Not to reach the standard, affect the single weight

4.	timeliness requirements

4.1	Both parties agree that, for any goods required by Party A to provide services to Party B, Party B shall ensure that the logistics time meets the limitation requirements of the destination countries set forth in this Treaty, and the logistics effect shall be calculated from the delivery of Party A, that is, the delivery date of Party A shall be D1 (from the specific time point of the delivery date, and 1 day every 24 hours). New Year’s Eve is not included in the time assessment.

4.2	Both parties confirm that in respect of Article 3 of this Agreement, Party A shall conduct separate assessment of cross-border logistics services in different destination countries provided by Party B, except for the combined assessment of New Zealand and Australia.

4.3	American logistics timeliness requirements

Peak season:

October-December

off-season:

January- September of that year

(1) From May 1,2023 to May 31,2023 (general goods, with tape electricity, cosmetics):

country	Type of goods	Regional (state)	Statute of limitations (day)
America	General goods, tape Electricity, cosmetics	Alabama	10
		Alaska	13
		Arizona	10
		Arkansas	10
		California	10
		Colorado	11
		Connecticut	10
		Delaware	10
		District Of Columbia	11
		Florida	11
		Georgia	10
		Hawaii	16
		Idaho	11
		Ilinois	10
		Indiana	10
		lowa	10
		Kansas	11
		Kentucky	10
		Louisiana	10
		Maine	10
		Maryland	10
		Massachusetts	10
		Michigan	10
		Minnesota	10
		Mississippi	10
		Missouri	10
		Montana	13
		Nebraska	12
		Nevada	10
		New Hampshire	10
		New Jersey	10
		New Mexico	11
		New York	10
		North Carolina	10
		North Dakota	12
		Ohio	10

Oklahoma	10
Oregon	11
Pennsylvania	10
Puerto Rico	12
Rhode Island	10
South Carolina	10
South Dakota	13
Tennessee	10
Texas	10
Utah	10
Vermont	10
Virginia	10
Washington	12
WestVirginia	10
Wisconsin	11
Wyoming	12
AA	23
AE	22
AP	23
Virgin Islands	23
Marshall Islands*	23
Guam	23
Northern Mariana Islands	23
Federated States Of Micronesia	23
Palau	23
American Samoa	23

(2) From June 1,2023 (including the day) (general goods, with tape electricity, cosmetics):

country	Type of goods	Regional (state)	Statute of limitations (day)
America	General goods, with magnetic tape electricity, cosmetics	Alabama	10
		Alaska	13
		Arizona	10
		Arkansas	10
		California	9
		Colorado	11
		Connecticut	8
		Delaware	8
		District Of Columbia	9
		Florida	9
		Georgia	9
		Hawaii	16
		Idaho	10
		Illinois	9

Indiana	9
lowa	10
Kansas	11
Kentucky	10
Louisiana	10
Maine	10
Maryland	9
Massachusetts	8
Michigan	10
Minnesota	10
Mississippi	10
Missouri	10
Montana	11
Nebraska	11
Nevada	9
New Hampshire	10
New Jersey	8
New Mexico	10
New York	9
North Carolina	10
North Dakota	11
Ohio	10
Oklahoma	9
Oregon	10
Pennsylvania	9
Puerto Rico	12
Rhode Island	9
South Carolina	10
South Dakota	11
Tennessee	10
Texas	10
Utah	10
Vermont	9
Virginia	9
Washington	10
West Virginia	9
Wisconsin	9
Wyoming	11
AA	23
AE	22
AP	23
Virgin Islands	23
Marshall Islands*	23
Guam	23
Northern Mariana Islands	23
Federated States Of Micronesia	23
Palau	23
American Samoa	23

(3)	Other goods:

country	Type of goods	Off-season time limitation (day)	Peak season time limitation (day)
America	Special min	15	17
	Pure electric	16	18

4.4	British logistics timeliness requirements

country	Type of goods	Statute of limitations (day)
Britain	All goods	9

Note: Both parties specially agree that the limitation of UK logistics shall be implemented from April 1, 2023 (including that day).

4.5	Logistics time limit requirements in Australia and New Zealand

country	Type of goods	Regional (state)	Statute of limitations (day)
		(ACT)Australian Capital Territory	9
		(NSW)New South Wales	9
		(NT)Northern Territory	19
Australia		(QLD)Queensland	10
		(SA)South Australia	14
		(TAS)Tasmania	13
		(VIC)Victoria	10
		(WA)Western Australia	10
New Zealand		Auckland	10
		Bay of Plenty	10
	All goods	Canterbury	10
		Gisborne	10
		Hawke’s Bay	11
		Manawatu-Wanganui	9
		Marlborough	10
		Nelson	10
		Northland	10
		Otago	11
		Southland	10
		Taranaki	9
		Tasman	10
		Waikato	9
		Wellington	9
		West Coast	10

Note: New Zealand and Australia are combined for assessment.

4.6	German logistics time limit requirements

country	Type of goods	Statute of limitations (day)
Germany	All goods	10

4.7	Belgium logistics time limit requirements

country	Type of goods	Statute of limitations (day)
Belgium	All goods	9

4.8	French logistics time limit requirements

country	Type of goods	Statute of limitations (day)
France	All goods	10

4.9	Dutch logistics timeliness requirements

country	Type of goods	Statute of limitations (day)
Holland	All goods	8

Note: The parties specifically agree that the target value of timely delivery rate (90%) in the Netherlands is starting from April 1, 2023 (inclusive Day), and for the goods delivered by Party A from April 1, 2023 to April 31, 2023, the Dutch logistics time requirement (all goods) is 7 days.

4.10	Italian logistics time limit requirements

(1)	From May 1, 2023 to May 31, 2023:

country	Type of goods	Regional (provincial)	Statute of limitations (day)
Italy	All goods	Agrigento	11
		Alessandria	10
		Ancona	10
		Arezzo	11
		Ascoli Piceno	10
		Asti	10
		Avellino	11
		Bari	10
		Barletta-Andria-Trani	10
		Belluno	10
		Benevento	11
		Bergamo	11
		Biella	10
		Bologna	11
		Bolzano	11
		Brescia	11
		Brindisi	11
		Cagliari	11
		Caltanissetta	11
		Campobasso	10
		Caserta	10
		Catania	11
		Catanzaro	11
		Chieti	10
		Como	11
		Cosenza	11
		Cremona	11
		Crotone	11
		Cuneo	10
		Enna	11
		Fermo	10
		Ferrara	11
		Firenze	11
		Foggia	11
		Forli-Cesena	10
		Frosinone	10
		Genova	11
		Gorizia	11
		Grosseto	10

Imperia	10
Isernia	11
La Spezia	11
L’Aquila	11
Latina	11
Lecce	11
Lecco	11
Livorno	11
Lodi	10
Lucca	11
Macerata	10
Mantova	11
Massa-Carrara	11
Matera	11
Messina	12
Milano	11
Modena	11
Monza e della Brianza	11
Napoli	11
Novara	10
Nuoro	11
Oristano	11
Padova	10
Palermo	11
Parma	11
Pavia	10
Perugia	11
Pesaro e Urbino	10
Pescara	11
Piacenza	11
Pisa	11
Pistoia	10
Pordenone	10
Potenza	11
Prato	10
Ragusa	12
Ravenna	10
Reggio Calabria	12
Reggio Emilia	11
Rieti	11
Rimini	10
Roma	11
Rovigo	10

Salerno	11
Sassari	11
Savona	10
Siena	10
Siracusa	11
Sondrio	11
Sud Sardegna	11
Taranto	11
Teramo	10
Terni	10
Torino	10
Trapani	11
Trento	10
Treviso	10
Trieste	11
Udine	10
Valle d’Aosta	11
Varese	10
Venezia	11
Verbano-Cusio-Ossola	11
Vercelli	10
Verona	11
Vibo Valentia	12
Vicenza	10
Viterbo	10

(2)	From June 1, 2023 (including that day):

country	Type of goods	Regional (provincial)	Statute of limitations (day)
Italy	All goods	Agrigento	14
		Alessandria	13
		Ancona	13
		ArezzO	13
		Ascoli Piceno	12
		Asti	12
		Avellino	13
		Bari	12
		Barletta-Andria-Trani	12
		Belluno	13
		Benevento	13
		Bergamo	13
		Biella	12
		Bologna	13
		Bolzano	13

Brescia	13
Brindisi	12
Cagliari	14
Caltanissetta	14
Campobasso	13
Caserta	13
Catania	14
Catanzaro	14
Chieti	13
Como	13
Cosenza	14
Cremona	13
Crotone	14
Cuneo	12
Enna	14
Fermo	13
Ferrara	14
Firenze	13
Foggia	13
Forli-Cesena	13
Frosinone	13
Genova	13
Gorizia	14
Grosseto	13
Imperia	13
Isernia	13
L’Aquila	13
La Spezia	13
Latina	13
Lecce	12
Lecco	13
Livorno	13
Lodi	13
Lucca	13
Macerata	13
Mantova	14
Massa-Carrara	13
Matera	13
Messina	14
Milano	13
Modena	14
Monza e della Brianza	13
Napoli	13

Novara	12
Nuoro	14
Oristano	14
Padova	13
Palermo	14
Parma	13
Pavia	13
Perugia	13
Pesaro e Urbino	13
Pescara	13
Piacenza	13
Pisa	13
Pistoia	13
Pordenone	13
Potenza	14
Prato	13
Ragusa	14
Ravenna	13
Reggio Calabria	14
Reggio Emilia	13
Rieti	13
Rimini	13
Roma	13
Rovigo	13
Salerno	13
Sassari	13
Savona	13
Siena	13
Siracusa	14
Sondrio	14
Sud Sardegna	14
Taranto	12
Teramo	13
Terni	13
Torino	13
Trapani	14
Trento	13
Treviso	13
Trieste	13
Udine	13
Valle d’Aosta	14
Varese	12
Venezia	13
Verbano-Cusio-Ossola	13
Vercelli	12
Verona	13
Vibo Valentia	14
Vicenza	13
Viterbo	13

4.11	Spanish logistics time limit requirements

(1)	From May 1st, 2023 to May 31st, 2023:

country	Type of goods	Regional (provincial)	Statute of limitations (day)
Spain	All goods	ACoruna	10
		Alava	10
		Albacete	12
		Alicante	10
		Almeria	10
		Asturias	10
		Avila	15
		Badajoz	12
		Baleares	11
		Barcelona	25
		Burgos	12
		Cáceres	10
		Cadiz	23
		Canarias	10
		Cantabria	11
		Castellón	10
		Ceuta	10
		Ciudad Real	10
		Córdoba	12
		Cuenca	10
		Girona	11
		Granada	11
		Guadalajara	11
		Guipúzcoa	12
		Huelva	10
		Huesca	12
		Jaén	21
		La Rioja	11
		Las Palmas	12
		León	10
		Lleida	11
		Lugo	20
		Madrid	11
		Málaga	11
		Melilla	12
		Murcia	11
		Navarra	10
		Ourense	10
		Palencia	10
		Pontevedra	35
		Salamanca	10
		Santa Cruz de Tenerife	11
		Segovia	10
		Sevilla	11
		Soria	12
		Tarragona	10
		Teruel	12
		Toledo	10
		Valencia	12
		Valladolid	11
		Vizcaya	12
		Zamora	12
		Zaragoza	10

(2)	From June 1,2023 (including that day):

country	Type of goods	Regional (provincial)	Statute of limitations (day)
Spain	All goods	A CORUNA	10
		ALACANT/ALICANTE	12
		ALBACETE	10
		ALMERIA	10
		ARABA/ALAVA	10
		ASTURIAS	12
		AVILA	10
		BADAJOZ	10
		BARCELONA	10
		BIZKAIA	12
		BURGOs	10
		CACERES	10
		CADIZ	10
		CANTABRIA	10
		CASTELLO/CASTELLON	9
		CEUTA	22
		CIUDAD REAL	10
		CORDOBA	10
		CUENCA	10
		GIPUZKOA	10
		GIRONA	12
		GRANADA	10
		GUADALAJARA	10
		HUELVA	10
		HUESCA	10
		ILLES BALEARS	16
		JAEN	10
		LA RIOJA	12
		LAS PALMAS	21
		LEON	10
		LLEIDA	10
		LUGO	10
		MADRID	10
		MALAGA	10
		MELILLA	22
		MURCIA	10
		NAVARRA	12
		OURENSE	10
		PALENCIA	10
		PONTEVEDRA	10
		SALAMANCA	10
		SANTA CRUZ DE TENERIFE	15
		SEGOVIA	10
		SEVILLA	10
		SORIA	10
		TARRAGONA	10
		TERUEL	12
		TOLEDO	10
		VALENCIAIVALENCIA	12
		VALLADOLID	10
		ZAMORA	10
		ZARAGOZA	10

4.12	Time limit requirements for Swiss logistics

country	Type of goods	Statute of limitations (day)
Switzerland	All goods	9

4.13	Logistics time-limit requirements in Poland

country	Type of goods	Statute of limitations (day)
Poland	All goods	9

4.14	Portugal logistics time limit requirements

country	Type of goods	Regional (state)	Statute of limitations (day)
Portuguesa	All goods	Aveiro	15
		Azores	15
		Beja	15
		Braga	15
		Bragança	15
		Castelo Branco	15
		Coimbra	15
		Faro	15
		Guarda	15
		Leiria	15
		Lisboa	15
		Madeira	15
		Portalegre	15
		Porto	15
		Santarém	15
		Setúbal	15
		Viana do Castelo	15
		Vila Real	15
		Viseu	15
		Evora	15
		Aveiro	15
		Azores	15
		Beja	15
		Braga	15
		Bragança	15
		Castelo Branco	15
		Coimbra	15
		Faro	15
		Guarda	15
		Leiria	15

4.15	Swedish logistics time limit requirements

country	Type of goods	Region (State)	Time (day)
Sweden	All goods	Blekinge län	10
		Blekinge län	10
		Blekinge län	10
		Dalarnas län	11
		Dalarnas län	11
		Dalarnaslän	11
		Gävleborgs län	11
		Gävleborgs län	11
		Gävleborgs lan	11
		Gotlands län	12
		Gotlands län	12
		Gotlands län	12
		Hallands län	11
		Hallands län	11
		Hallands län	11
		Jämtlands län	14
		Jämtlands län	14
		Jämtlands län	14
		Jönköpings län	12
		Jönköpings län	12
		Jönköpings län	12
		Kalmar län	11
		Kalmar län	11
		Kalmar län	11
		Kronobergs län	11
		Kronobergs län	11
		Kronobergs län	11
		Norrbottens län	15
		Norrbottens län	15
		Norrbottens län	15
		Orebros län	11
		Orebros län	11
		Orebros län	11
		Ostergötlands län	11
		Ostergötlands län	11
		Ostergötlands län	11
		Skane län	12
		Skane län	12
		Skane län	12
		Södermanlands län	11
		Södermanlands län	11
		Sodermanlands län	11
		Stockholms län	12
		Stockholms lan	12
		Stockholms län	12
		Uppsala län	12
		Uppsala län	12
		Uppsala län	12
		Värmlands län	11
		Värmlands län	11
		Värmlands län	11
		Vasterbottens län	15
		Västerbottens län	15
		Västerbottens län	15
		Västernorrlands län	13
		Västernorrlands län	13
		Västernorrlands län	13
		Västmanlands lan	11
		Västmanlands län	11
		Västmanlands län	11
		Västra Götalands län	11
		Västra Götalands län	11
		Vastra Götalands län	11

4.16	Mexico logistics time limit requirements.

country	Type of goods	Regional (state)	Statute of limitations (day)
Mexico	All goods	Baja calfornia	16
		Aguascalientes	12
		Guanajuato	12
		Coahuila	14
		Colima	11
		Sonora	15
		Guerrero	13
		Nayarit	12
		San luis potosi	13
		Nuevo leon	16
		Zacatecas	13
		Veracruz	11
		Campeche	13
		Chiapas	14
		Baja california sur	18
		Chihuahua	12
		Durango	12
		Distrito federal	12
		Jalisco	11
		Michoacan	13
		Estado de mexico	12
		Sinaloa	13
		Puebla	13
		Yucatan	13
		Queretaro	12
		Hidalgo	12
		Morelos	12
		Oaxaca	13
		Quintana roo	13
		Tamaulipas	12
		Tlaxcala	12
		Tabasco	12